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                                                                EXHIBIT 10.1

                               FIRST AMENDMENT TO
                       FOUR MEDIA COMPANY 1997 STOCK PLAN


     THIS FIRST AMENDMENT TO FOUR MEDIA COMPANY 1997 STOCK PLAN, dated as of January 18, 1999, is made and adopted by FOUR MEDIA COMPANY, a Delaware corporation (the "Company"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the 1997 Stock Plan, as amended (as defined below).

                                    RECITALS

     WHEREAS, the Company maintains the Four Media Company 1997 Stock Plan (as amended, the "1997 Stock Plan");

     WHEREAS, the Company desires to amend the 1997 Stock Plan to, among other things, increase the number of shares of common stock of the Company subject thereto;

     WHEREAS, this First Amendment was adopted by the Board of Directors of the Company on January 17, 1999; and

     WHEREAS, this First Amendment was approved by the stockholders of the Company on March 18, 1999.

     NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the 1997 Stock Plan as follows:

     1. The first paragraph of Section 3 of the 1997 Stock Plan is hereby deleted in its entirety and replaced with the following paragraph:

         "3.  Stock Subject to the Plan.  Subject to Section 12, the maximum
              -------------------------
     aggregate number of Shares which may be subject to option and sold under the Plan is 6,271,464 Shares (the "Available Shares"); provided, however, that beginning January 1, 2000, the number of Shares shall be increased each January 1st by 650,000 Shares. In no event, except as subject to
     Section 12, shall more than 1,650,000 Shares be available for issuance pursuant to Incentive Stock Option grants under the Plan. Of the Available Shares, the maximum aggregate number of Shares which may be subject to Special Options (as defined below) granted pursuant to the Employment Agreements (as defined below) is 3,200,000 Shares. For purposes of this Plan, "Special Options" shall mean those Options granted to the Chief Executive Officer of the Company, the President and Chief Administrative Officer of the Company, and the President - Broadcast, Syndication and Manufacturing of the Company (collectively, the "Executives"),
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     pursuant to those certain Employment Agreements (the "Employment
     Agreements"), each dated as of January 1, 1999, between the Company and each of the Executives."

     2. Paragraph 5(d)(i) of the 1997 Stock Plan is hereby deleted in its entirety and replaced with the following paragraph:

         "(i) Except with respect to the Special Options, no Employee shall be granted, in any fiscal year of the Company, Options and Stock Purchase Rights to purchase more than 175,000 Shares. With respect to the Special Options, the Chief Executive Officer of the Company shall not be granted, in the fiscal year of the Company ending August 1, 1999, Special Options to purchase more than 2,500,000 Shares, the President and Chief Administrative Officer of the Company shall not be granted, in the fiscal year of the Company ending August 1, 1999, Special Options to purchase more than 500,000 Shares, and the President - Broadcast, Syndication and Manufacturing of the Company shall not be granted, in the fiscal year of the Company ending August 1, 1999, Special Options to purchase more than 200,000 Shares."

     3. This First Amendment shall be and is hereby incorporated in and forms a part of the 1997 Stock Plan.

     4. All other terms and provisions of the 1997 Stock Plan shall remain unchanged except as specifically modified herein.

     5. The 1997 Stock Plan, as amended by this First Amendment, is hereby ratified and confirmed.

     6. This First Amendment shall be interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.



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     I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Four Media Company on January 17, 1999.



                                    By: /s/ Robert T. Walston
                                       -------------------------------
                                        Robert T. Walston
                                        Chairman and Chief Executive Officer



     I hereby certify that the foregoing Amendment was approved by the stockholders of Four Media Company on March 18, 1999.



                                    By: /s/ Robert T. Walston
                                       -------------------------------
                                        Robert T. Walston
                                        Chairman and Chief Executive Officer










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